UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) November 30, 2005

                   SHELTER PROPERTIES V LIMITED PARTNERSHIP
            (Exact name of Registrant as specified in its charter)


            South Carolina            0-11574                 57-0721855
      (State or other jurisdiction  (Commission            (I.R.S. Employer
         of incorporation or        File Number)        Identification Number)
           organization)
                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of principal executive offices)


                                 (864) 239-1000
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01   Completion of Acquisition or Disposition of Assets.

Shelter Properties V Limited Partnership, a South Carolina limited partnership (the "Registrant"), owned Millhopper Village Apartments, a 136-unit apartment complex located in Gainesville, Florida ("Millhopper"). On November 30, 2005, the Registrant sold Millhopper to a third party, Hawthorne Reserve, LLC, (the "Purchaser") a Florida limited liability company and an affiliate of Magnum Realty, LLC, a Florida limited liability company. The Purchaser paid a purchase price of approximately $10,400,000 for Millhopper. The Registrant continues to own and operate four other investment properties.

In accordance with the Amended and Restated Certificate and Agreement of Limited Partnership of the Registrant, the Registrant's corporate general partner is evaluating the cash requirements of the Registrant to determine whether any portion of the net proceeds will be distributed to the Registrant's partners.


Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information.

The following unaudited pro forma consolidated balance sheet and consolidated statements of operations reflect the operations of the Registrant as if Millhopper, Foxfire Apartments (previously disclosed by the Registrant on Current Report on Form 8-K filed on August 5, 2005) and The Lexington Green Apartments (previously disclosed by the Registrant on Current Report on Form 8-K filed on July 1, 2005) had been sold on January 1, 2004.

The pro forma financial statements do not project the Registrant's results of operations at any future date or for any future period. This pro forma information should be read in conjunction with the Registrant's 2004 Annual Report on Form 10-KSB.

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                 (in thousands)

                                                 September 30, 2005

All other assets                                    $  2,763
Investment properties, net                            22,722

    Total Assets                                    $ 25,485

All other liabilities                               $  1,206
Mortgage notes payable                                26,934
Partners' deficit                                     (2,655)
    Total Liabilities and Partners' Deficit         $ 25,485

               PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                     (in thousands, except per unit data)

                                              Year Ended       Nine Months Ended
                                           December 31, 2004  September 30, 2005

Total revenues                                $ 8,497             $ 6,610
Total expenses                                  9,115               7,274

Net loss                                      $  (618)            $  (664)

Net loss per limited partnership unit         $(11.65)            $(12.52)



(d)   Exhibits


      10(ii)g Assignment of Purchase and Sale Contract by and between Magnum Realty, LLC, a Florida limited liability company and Hawthorne Reserve, LLC, a Florida limited liability company, dated November 15, 2005.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                SHELTER PROPERTIES V LIMITED PARTNERSHIP
                                (a South Carolina Limited Partnership)


                                By: Shelter Realty V Corporation
                                    Corporate General Partner


                                By: /s/Martha L. Long
                                    Martha L. Long
                                    Senior Vice President


                             Date: December 5, 2005

                                                                 Exhibit 10(ii)g



                                  ASSIGNMENT OF
                           PURCHASE AND SALE CONTRACT

      THIS ASSIGNMENT OF PURCHASE AND SALE CONTRACT (this "Assignment" is made and entered into as of the 15 day of November, 2005, by and between MAGNUM REALTY, LLC, A Florida limited liability company ("Assignor"), and HAWTHORNE RESERVE, LLC, a Florida limited liability company ("Assignee"). Assignor, for good and valuable consideration, the receipt of which is hereby acknowledged, hereby assigns all of its right, title and interest under that certain Purchase and Sale Agreement between Assignor, as Purchaser, and Shelter Properties V Limited Partnership, a South Carolina limited partnership, as Seller, dated July 15, 2005, as amended (collectively, the "Agreement"), for the purchase of that certain property located in Alachua County, Florida, as more particularly described in the Agreement. Assignee hereby assumes all of Assignor's obligations as Purchaser under the Agreement, provided, however, that pursuant to Section 13.3 of the Agreement Assignor shall remain liable for its obligations under the Agreement.

      IN WITNESS WHEREOF, this Assignment has been executed by Assignor and Assignee as of the date set forth above.

                              Assignor:

                              Magnum Realty, LLC, a
                              Florida limited liability company

                               By: /s/Scott Slota
                                   Scott Slota
                                   Managing Member

                              Assignee:

                              HAWTHORNE RESERVE, LLC, a
                              Florida limited liability company

                              By:   Hawthorne Holdings, LLC,
                                    A Florida limited liability
                                    company, Its sole member

                               By: /s/Scott Slota
                                   Scott Slota, Managing Member